Exhibit 99.2

Exhibit 99.2

Foundation Medicine

The Molecular Information Company

Forward Looking Statements

These slides and the accompanying oral presentation contain forward-looking statements and information.

Such forward looking statements include Foundation Medicine’s expectations about: the evolving treatment paradigm for cancer, including physicians’ use of molecular information and targeted oncology therapeutics; the market size for molecular information products; physicians’ need for molecular information products; the perceived advantage of Foundation Medicine products compared to the products of our competitors; Foundation Medicine’s plans or ability to obtain reimbursement for FoundationOne™ and FoundationOne™ Heme; Foundation Medicine’s plans and ability to develop and commercialize new products, including an updated version of FoundationOne and a new version of the Interactive Cancer Explorer; the publication of data in 2014 demonstrating the clinical utility and benefits of FoundationOne; and the generation of revenue and the delivery of clinical reports in 2014. Forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain.

All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks and uncertainties include the risks that FoundationOne, FoundationOne Heme and any subsequent products may never achieve significant commercial adoption or reimbursement support; Foundation One’s expectations and beliefs regarding the future conduct and growth of Foundation Medicine’s business and the markets in which we operate; delays or denials in obtaining coverage and reimbursement decisions for FoundationOne, FoundationOne Heme, and any subsequent products; the inability of Foundation Medicine to achieve profitability, to compete successfully, to manage its growth, or to develop its molecular information platform; and the risks described under the caption “Risk Factors” in Foundation Medicine’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, which is on file with the Securities and Exchange Commission, as well as other risks detailed in Foundation Medicine’s subsequent filings with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

©2013 Foundation Medicine, Inc.

2

Our Vision

At Foundation Medicine, we are leading a transformation in cancer care, where each patient’s treatment is informed by a deep understanding of the molecular changes that contribute to their disease.

©2013 Foundation Medicine, Inc.

3

2013: A Year Of Rapid Progress

>9,000 clinical tests delivered

Approximately $29 million revenue (unaudited)

Expanded key BioPharma relationships

Published 16 peer-reviewed manuscripts and more than 40 podium presentations and abstracts

Launched FoundationOne Heme on time and only 18 months after our first product launch

Raised $121 million in September 2013 IPO

Expanded to a new facility and grew team to approximately 170

Named a “Best Place to Work” by The Boston Globe

©2013 Foundation Medicine, Inc.

4

Translating Each Cancer’s Genome

Cancer Cells

Cancer Genes

Gene Alterations

Delivering and integrating actionable comprehensive molecular information into routine treatment of cancer

©2013 Foundation Medicine, Inc.

5

FMI Value Thesis: Three Significant Opportunities

Molecular Information Platform

Every Dataset Adds to Value

Sticky experience for physicians/pharma

User interface to translate vast amount of data

BioPharma

>18 alliances signed

>90 BioPharma clinical trials in 2013

Value delivered through testing and molecular information delivery

Clinical

Ordered by thousands of physicians in more than 25 countries

Future opportunities in cancer management

6

Case Presentation

7

CASE PRESENTATION

“Non-Small Cell Lung Cancer”/Cancer Of Unknown Primary (CUP)

May 2012, 58 y.o. female presented with new onset of seizures and was diagnosed with stage IV lung adenocarcinoma with brain metastasis

©2013 Foundation Medicine, Inc.

8

CASE PRESENTATION

May 2012, 58 y.o. female presented with new onset seizures and was diagnosed with stage IV lung adenocarcinoma / CUP with brain metastasis

Initial Course

Brain mass completely resected

PET/CT revealed metabolically active 2 x 4 cm left mid abdominal mass Four cycles carboplatin/docetaxel

September 2012

PET/CT revealed no change in abdominal mass and slightly increased nodularity in mesentery

©2013 Foundation Medicine, Inc.

CASE PRESENTATION

Initial molecular testing for NSCLC revealed no targeted therapy options

Negative for EGFR mutation, ALK rearrangement. Positive for KRAS G12V

FoundationOne™ testing conducted on resected brain mass

Identified MET amplification and verified KRAS mutation

November 2012, crizotinib treatment initiated

Based on the findings generated by FoundationOne, patient was treated with crizotinib, an ALK and MET inhibitor

January 2013, PET/CT showed patient was responding to treatment

Scan revealed a 40% reduction in size of mesenteric mass, with minimal residual metabolic activity

May 2013, PET/CT showed on-going response to treatment

Revealed no evidence of metabolic activity at previously identified sites of disease.

November 2013, PET/CT showed "complete response"

12 months durable response ongoing (Median PFS for Dx = 3 months)

FOUNDATION MEDICINE®
©2013 Foundation Medicine, Inc.
10

FoundationOne Report

Crizonib, METi ©2013 Foundation Medicine, Inc.

Takeaways

FoundationOne identified alteration that is not included in standard and commercial molecular tests in this tumor type

Results led to therapy with FDA-approved agent (off label)

Crizotinib commenced symptomatic and radiographic improvement

Patient with metastatic disease (CUP) now with “complete response” in a clinical scenario where median PFS is 3 months

Suggests benefit of FoundationOne in cost reduction for this indication

Patient recently visited FMI and is leaving for yet another continent (Australia) 18 months after initial diagnosis

©2013 Foundation Medicine, Inc.

A Major New Market Opportunity

FOUNDATIONONE™

- Initial focus on high unmet need population estimated at ~1 million patients annually:

  Uncommon or aggressive disease, progression after standard Tx, negative traditional tests, scarce tissue

FOUNDATIONONE™ Heme

- ~ 100K new patients annually

  Initial use in refractory cases except in the case of up-front use for some leukemia (AML, ALL, CLL) and MDS

Potentially expanding to ~2 million patients annually as use expands to greater number of advanced cancer patients and as number of targeted therapies grows

Annual Target Market for FoundationOne™



US Annual Prevalence = ~5M pts
~2M Solid + Heme
~100K Heme
~1M Solid

Additional opportunities related to international markets

FOUNDATION MEDICINE®

©2013 Foundation Medicine, Inc.

13

Rapid Adoption Of FoundationOne

Tests Reported to ordering physicians

(unaudited)

4,000 3,750

3,500

3,000

2,577

2,500

2,000

1,626

1,500

1,140

1,000 878

492

500 244

0

Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13

Rapid adoption bolstered by growing sales team and repeat orders

©2013 Foundation Medicine, Inc.

Targeted Diagnostic Model Is Inadequate

Individual and panel tests focused on one or a group of genes do not reflect the full spectrum and evolving understanding of cancer

©2013 Foundation Medicine, Inc.

Legacy Diagnostic Tools Miss Therapeutic Options

Non-Small Cell Lung Cancer Example (2012)

Genes with Actionable Alterations

Genes with Alterations, Actionability Unknown

Alterations Traditional Gene Markers Commonly Analyzed

with

cases

of

Percentage

Gene

Many alterations can be addressed with targeted therapies

©2013 Foundation Medicine, Inc. 16

foundationOne Finds What Other Tests Cannot

Number of cases with Alterations

0

50

100

150

200

TP53

EGFR

KRAS

CDKN2A

CDKN2B

RB1

STK11

Focal PIK3CA

MCL1

MDM2

MYC

You Amplification ARID1A

ERBB2

RICTOR

NF1

LRP1B

CDK4

PTPRD

cannot SMARCA4

Non-Small

PTEN

SOX2

NKX2_1

ALK

©2013 treat Insertion/Deletion CCND1

Substitution Cell

SMAD4

CCNE1

DNMT3A

57% Lung

APC

Foundation what BRCA2

ATM

you CTNNB1

AKT2

FGFR1

do RET

4% Cancer

BRAF

Inc. RPTOR

Medicine, not Rearrangement BAP1

Insertions/deletion

MET

TET2

NOTCH1

CCND3

Base CCND2

CNAs

BRCA1

Example

NRAS

NF2

Substitution MSH6

26%

GNAS

13%

understand IDH1

ERBB3

MSH2

(2013)

KDM6A

FGFR3

Splice CDK6

Site PDGFRA

KIT

Rearrangements

PTCH1

KDR

MEN1

IRS2

SMARCB1

HOXA3

PTPN11

Current Model Broken For Physicians & Payers

Esoteric Lab

Specific molecular tests: KRAS, BRAF, EGFR, etc…

Reference Lab

Special stains, FISH, HER2, ER, PR, EGFR, etc…

Hospital

Initial diagnostic work-up

Time Time Time

Especially Unsustainable for Payors Total Costs

©2013 Foundation Medicine, Inc. 18

The FMI Solution: FoundationOne

Breakthrough Breadth and Sensitivity: Less Time, Cost and Tissue

Ordered by Oncologist
Sent by Pathologist



Laboratory developed test

Works in routine, real-world setting

Requires small amount of routine tissue



FOUNDATIONONE

All major classes of alterations:

- Base substitutions
- Insertions and deletions
- Copy number alterations
- Rearrangements

236 Genes

FOUNDATIONONE Heme

Includes additional genes relevant to target malignancies

- +169 genes for DNA Seq
- +265 genes for RNA Seq



>99% sensitivity and specificity to call mutant alleles at 5% frequency

>95% lab success rate

Results delivered through our Interactive Cancer Explorer

FOUNDATION MEDICINE
©2013 Foundation Medicine, Inc.
19

ICE: Creating And Maintaining Network Effect

Interactive Cancer Explorer™ - the FMI physician portal developed in consultation with Google Ventures

Delivers FoundationOne results, including click-throughs to associated scientific references and clinical trials

Enables physicians to integrate our solutions into routine clinical practice

Developing expanding functionality to

enable sharing of treatment and clinical

outcomes data

Provides additional valuable information to

inform physician decision making

Creates a community of oncologists

Building dedicated Product Development

team based in Bay area

Interactive Cancer Explorer creates a dynamic network effect, affording optimal care decisions while fostering a collaborative peer environment

©2013 Foundation Medicine, Inc.

FoundationOne Experience

Diversity, Actionability

82% of FoundationOne results are

linked to:

FDA approved targeted therapy

Open clinical trial for which alteration

confers greater likelihood of benefit

A maximum of 31% of actionable

information would have been found

by other available diagnostic tests

FoundationOne provides options for those

patients who lack good choices under the

treatment status quo

Dataset: 3,936 qualifying clinical specimens analyzed with FoundationOne following its commercial launch in June 2012

©2013 Foundation Medicine, Inc.

Pharma Solutions – Partner Of Choice

Insights delivered have

Resurrected lagging or failed assets

Enhanced clinical trial design

Created combo Tx opportunities

Enabled new target discovery/ validation

Evolving to broad strategic collaborations and molecular information products

Continues to inform enhancements to FMI clinical products

©2013 Foundation Medicine, Inc.

CASE PRESENTATION

AstraZeneca identifies a new path for olaparib

December 2011

AstraZeneca announced that its oral PARP inhibitor, olaparib, did not meet its overall survival endpoint in a Phase 2 study in ovarian cancer, and would not progress into a Phase 3 trial

FMI Analysis

FMI partnered with AZ to conduct retrospective analysis of Phase 2 study; identified subgroup of patients with somatic BRCA mutations who differentially responded to the drug. Data presented at ASCO 2013

September 2013

AZ announced the initiation of two Phase 3 studies in ovarian cancer patients with BRCA mutations; reversed $285M impairment charge from prior study stoppage

©2013 Foundation Medicine, Inc.

Reimbursement Strategy – We Are A Solution

Analytic Validation KOL Adoption Patient Advocacy

Setting industry- Driving adoption from Active engagement

leading benchmark and through with broad oncology

for test validation relationships with community – patient

and performance KOLs and leading & industry groups

cancer centers

Payor Engagement Publications Clinical Trials

Early and expansive Evidence presented at Building additional payor relationship key industry evidence through clinical

development conferences and utility and health

published in economic studies

peer-reviewed journals

Comprehensive and diverse activities to demonstrate FoundationOne’s multiple advantages and to achieve positive coverage decisions

©2013 Foundation Medicine, Inc.

Adoption & Reimbursement Is Driven By Data

Studies	Key drivers: Analytic Validation	Key drivers: Decision Impact	Key drivers: Clinical Utility
Completed			
HER2 FISH – FoundationOne Concordance, (SABC, 2013)	✓		
FoundationOne Analytic Validation (Nature Biotech, 2013)	✓		
Fusion Concordance (submitted)	✓		
ALK FISH – FoundationOne Concordance (to be submitted)	✓		
FoundationOne Heme Concordance (ASH, 2013)	✓		
In-process			
"Decision Impact" (USONC)		✓	
Pan Negative NSCLC (AMC)		✓	✓
NSCLC (BATTLE 2) (AMC)		✓	✓
FoundationOne Registry (National AMC and Community)		✓	✓
Phase 1 Matched Therapy (MDACC)		✓	✓
Pediatric Relapsed Cancer (AMC)		✓	✓
Rare Tumors Study (AMC)		✓	✓
Planned			
Randomized Trial, Matched Vs Unmatched Therapy (AMC)		✓	✓
Earlier Stage Disease / Market Expansion (AMC)		✓	✓

Initial data from USONC DI study mid year 2014, and additional publications and presentations

FOUNDATION MEDICINE®
©2013 Foundation Medicine, Inc.
25

Financial Summary

Quarter Ended September 30, Nine Months Ended September 30,

2013 2012 2013 2012

Revenue $8,208 $ 3,037 $19,328 $5,466

Cost of revenues 2,858 1,791 7,455 3,621

Sales and marketing 3,038 849 7,724 2,196

General and administrative 6,448 2,134 14,353 5,833

Research and development 6,988 3,567 18,086 10,190

Total costs and expenses $19,322 $8,341 $47,599 $21,840

Ended Q3 with $138M in cash

©2013 Foundation Medicine, Inc. 26

2014 Milestones And Guidance

22,000 – 25,000 clinical reports delivered

$52–58 million total revenue

Product enhancements:

Expansion of FoundationOne – 1H 2014

Additional Interactive Cancer Explorer features and outcomes capabilities – 2H 2014

©2013 Foundation Medicine, Inc.

Foundation Medicine

The Molecular Information Company